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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-8934

ING Strategic Allocation Portfolios, Inc.

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21201

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: December 31

Date of reporting period: January 1, 2013 to December 31, 2013

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

December 31, 2013

Classes I and S

Strategic Allocation Funds-of-Funds

■	ING Strategic Allocation Conservative Portfolio

■	ING Strategic Allocation Growth Portfolio

■	ING Strategic Allocation Moderate Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Taking the longer view

Dear Shareholder,

In my letters to you I’ve long advocated global diversification. As we look forward into 2014, it’s fair to ask whether this view should be tempered given the strong performance of U.S. assets last year. It’s true that U.S. equities were the world’s performance leaders in 2013; certain U.S. debt assets, most notably high yield corporate bonds and senior secured loans, also performed very well. Such results make it tempting to narrow one’s strategy to the top-performing markets or asset classes — in effect, only buying “the assets that go up.”

As the disclaimer says, however, past performance is no guarantee of future results. No one knows whether last year’s patterns will persist in 2014, or whether a new center of market leadership will emerge. Investment opportunities arise from economic activity, a dynamic process with unforeseen twists and turns. For example, what might happen to the U.S. economy now that the Federal Reserve has begun to trim its bond purchases? Can the emerging markets overcome the challenge of a diminishing supply of U.S. liquidity? Will Europe continue on its path to recovery? Will Japan’s fiscal reforms lead to stronger earnings growth for Japanese corporations? A lot of intellectual energy is expended framing and answering such questions; at best, we can only define a range of possible outcomes — we can’t know what will happen.

Therefore, I maintain that the best approach is a well-diversified one. Stick to your long-term discipline — cast your net as far and wide as possible, and don’t risk your long-term goals against shorter-term trends. Review your portfolio with an eye toward adjustments that focus more on your goals and thoroughly discuss any contemplated changes with your financial advisor before taking action.

Earlier this year, ING U.S. announced plans to rebrand as Voya Financial at some point following its initial public offering, which occurred in May 2013. The actual rebranding of the various businesses that comprise ING U.S. — Retirement Solutions, Investment Management and Insurance Solutions — will occur in stages, with ING U.S. Investment Management among the first to rebrand.(1) As of May 1, 2014, ING U.S. Investment Management will be known as Voya Investment Management. Though the rebranding will affect product and legal entity names, there will be no disruption in service or product delivery to our clients. As always, we remain committed to delivering unmatched client service with a focus on sustainable long-term investment results, to help investors meet their long-term goals with confidence.

Best wishes for a healthy and prosperous New Year. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

January 9, 2014

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

(1)	Please see the “Additional Information” section regarding rebranding details on page 35.

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2013

By the middle of the fiscal year, global equities, in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends (“the Index”) had already surged 11.70%. But there was plenty of skepticism. Stock markets were only rising, it was argued, because of central banks’ ultra-loose monetary policy. This kept interest rates so low that many investors who would normally favor fixed income investments had turned to stocks. Others countered that interest rates might be low, but they would stay that way into the medium term, supporting capital values in the face of little threat from inflation. Such arguments would be tested in the months through December. But in the end the Index returned 28.87% for the whole fiscal year. (The Index returned 26.68% for the one year ended December 31, 2013, measured in U.S. dollars.)

In the U.S., investor sentiment was cushioned by the U.S. Federal Reserve Board (“Fed’s”) $85 billion of monthly Treasury and mortgage-backed securities purchases. Another force affecting sentiment was the pace of economic recovery, which was unimpressive for most of the year. Gross Domestic Product (“GDP”) in the first quarter of 2013 rose by just 1.8% (annualized) and in the second by only 2.5%. As late as October, the average number of new jobs being created was reported at fewer than 150,000 per month with the unemployment rate at 7.2%. However a slow recovery was a double-edged sword for markets in risky assets: a faster pace would probably cause the “tapering” of bond purchases by the Fed.

During most of the summer then, the tapering issue dominated investor confidence. On May 22 and again on June 19, Fed Chairman Bernanke attempted to prepare markets for the beginning of the end of quantitative easing. The reaction was soaring bond yields and by June 24 an 8% slump in the Index from its May 21 peak. This led nervous central bankers the world over, in the last days of June, to give assurances that easy money was here for a long time. Soothed by these and later words of comfort in July, markets recovered, but were dampened again by the threat of military engagement in the Middle East.

Yet a change in the dynamics of investor sentiment seemed to be underway. Middle East tensions eased and attention turned to the September 18 meeting of the Fed, which was widely expected to announce the imminent tapering of the Fed’s bond purchases. Surprisingly, on the day before Chairman Bernanke’s address, the Index had again reached a new high for the year. This would have been hard to imagine even a few months earlier, but the significance was apparently lost in the shock of the Fed’s decision not to taper.

Increasingly it appeared that markets were reconciled to tapering, no longer treating “bad” news on the economy, which might prolong the Fed’s bond purchases, as “good” news. And the real good news was starting to flow. By the end of the fiscal year the unemployment rate had fallen to 7.0% with new jobs averaging nearly 200,000 per month. GDP growth in the third quarter was revised up to 4.1% (flattered somewhat by inventory accumulation). Consumer confidence was clearly improving.

When on December 18 the Fed did announce a tapering to $75 billion per month with more to come, markets quickly took it in stride and the Index ended the year at a new all-time high.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds fell 2.02% in the fiscal year, only the third loss in 20 years as the anticipated end to quantitative easing undermined longer-dated issues. Sub-indices with the shortest durations held on to tiny positive returns, but the Barclays Long Term U.S. Treasury sub-index dropped 12.66%. The Barclays U.S. Corporate Investment Grade Bond sub-index lost 1.53%. However the (separate) Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) gained 7.44%.

U.S. equities, represented by the S&P 500® Index including dividends, soared 32.39%, to a record closing high. The consumer discretionary sector did best with a gain of 43.08%, followed by health care 41.46%. The worst performers were the telecommunications sector 11.47% and utilities 13.21%. Operating earnings per share for S&P 500® companies set another record in the third quarter of 2013, with the share of profits in national income historically high, supported by low interest rates and sluggish wage growth.

In currencies the dollar fell 4.00% against the euro during the 12 months and 1.82% against the pound on better economic news from Europe. But the dollar gained 21.39% on the yen in the face of the new Japanese government’s aggressive monetary easing.

In international markets, the MSCI Japan® Index exploded 54.58% to the upside during the fiscal year. Encouragingly GDP grew for three quarters in a row, albeit at declining rates. Consumer prices excluding fresh food and energy stopped falling year-over-year for the first time since 2008. The MSCI Europe ex UK® Index advanced 23.12%. The euro zone finally recorded quarterly GDP growth of 0.3% after six straight quarterly declines, but could only follow it up with a wafer-thin gain of 0.1%. The closely watched composite purchasing managers’ index registered expansion from July after 17 months of contraction. But there was still much to do with unemployment at 12.1%, near an all-time high. The MSCI UK® Index added 18.43%, held back by heavily weighted laggards especially among banks and miners. GDP in the third quarter of 2013 grew an improved 0.8% and unemployment continued to fall. But concerns remained about a housing bubble and consumer prices rising faster than wages.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	The corporate component of the Barclays U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.
Barclays Long Term U.S. Treasury Index	The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 3000® Index	An unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

ING STRATEGIC ALLOCATION PORTFOLIOS	PORTFOLIO MANAGERS’ REPORT

ING Strategic Allocation Conservative Portfolio seeks to provide total return (i.e., income and capital growth, both realized and unrealized) consistent with preservation of capital. ING Strategic Allocation Growth Portfolio seeks to provide capital appreciation. ING Strategic Allocation Moderate Portfolio seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized). ING Strategic Allocation Conservative Portfolio, ING Strategic Allocation Growth Portfolio and ING Strategic Allocation Moderate Portfolio (each a “Portfolio” and collectively, the “Portfolios”) are managed by Paul Zemsky, CFA, and Derek Sasveld, CFA, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.*

Performance: For the year ended December 31, 2013, ING Strategic Allocation Conservative Portfolio’s Class I shares provided a total return of 12.11% compared to the Barclays U.S. Aggregate Bond Index which returned -2.02% for the same period. For the year ended December 31, 2013, ING Strategic Allocation Growth Portfolio’s Class I shares provided a total return of 22.40% compared to the Russell 3000® Index, which returned 33.55% for the same period. For the year ended December 31, 2013, ING Strategic Allocation Moderate Portfolio’s Class I shares provided a total return of 16.60% compared to the Russell 3000® Index, which returned 33.55% for the same period.

Portfolio Specifics: Performance from our strategic asset allocation was additive in 2013 for all three portfolios while results from tactical decisions were mixed. At the beginning of the year, with a stronger than expected earnings season and domestic economic data showing modest growth, we removed our underweight position to U.S. large-cap equities to take profits from this previously defensive position. At the same time, we increased our exposure to developed market equities. We had a favorable view on this asset class as it seemed many of the political and fiscal fears surrounding the U.S. would not come to fruition. Our decision to overweight high yield bonds while underweighting core bonds had a strong positive on performance over the year.

Economic data in the U.S. began to strengthen toward the middle of the year, with U.S. labor and housing markets showing signs of recovery in May. Meanwhile, fixed income interest rates and credit spreads continued to decline, falling back to levels seen at the beginning of the year. Given this, we reversed our underweight to domestic equities that had been a headwind to performance during the year and reduced exposure to investment grade U.S. fixed income. Although this tactical underweight to core bonds was additive, our periodic overweight during the year detracted from performance.

Over the course of the year our views evolved as markets abroad continued to stabilize, with positive economic activity occurring in Europe, and the European Central Bank providing confirmation that it would continue to provide conditions that support a growing economy. We also saw unexpected improvements in emerging markets, particularly China, culminated in an attractive international market. At the same time, uncertainty on the U.S. Federal Reserve Board’s (the “Fed”) seemingly inevitable decision to taper its asset purchases and an unimpressive earnings season in the U.S. presented a tactical opportunity. As a result, we initiated an overweight position to European stocks by reducing our exposure to large-cap equities. This position contributed to the Portfolio’s performance as European stocks performed well relative to other indices on a one year and three month time period.

Overall, underlying manager performance detracted from results in 2013. The lowest relative returns came from ING Large Cap Value Portfolio, ING Mid Cap Opportunities Portfolio and ING Emerging Markets Index Portfolio. The highest relative returns came from ING Intermediate Bond Fund and ING High Yield Bond Fund as both strategies outperformed their respective indices and contributed positively to performance over the year.

Current Strategy and Outlook: We believe global economic expansion is marching forward at a modest, almost fitful pace, but it is indeed marching forward. We believe this broadening of the global economic expansion is being fueled by improvements in worldwide manufacturing production and the global consumer, as well as global tectonic shifts — powerful catalysts for growth — in energy, technology, trade and frontier markets. Risks and uncertainties remain, especially in Europe and areas of the global banking system in our opinion. Still, we believe positive fundamentals should dominate in 2014 and contribute to continued positive corporate earnings growth.

Target Asset Allocations as of December 31, 2013

Long-Term Allocations	Conservative	Moderate	Growth
US Large Cap Stocks	28.0%	34.0%	40.0%
US Mid Cap Stocks	6.0%	9.0%	16.0%
US Small Cap Stocks	0.0%	4.0%	4.0%
Non US Inti Stocks	8.0%	11.0%	17.0%
Emerging Markets Equity	0.0%	5.0%	6.0%
Global REITs	3.0%	2.0%	2.0%
Core Fixed Income	38.0%	27.0%	8.0%
High Yield	13.0%	8.0%	7.0%
Short Term Bonds	4.0%	0.0%	0.0%
Cash	0.0%	0.0%	0.00%
Total	100.0%	100.0%	100.0%

*	Effective August 30, 2013, Heather Hackett was removed as a portfolio manager of the Portfolios and Derek Sasveld was added as a portfolio manager of the Portfolios.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING STRATEGIC ALLOCATION CONSERVATIVE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	10 Year	Since Inception of Class S August 5, 2005
Class I	12.11%	10.93%	5.13%	—
Class S	11.76%	10.68%	—	4.63%
Barclays U.S. Aggregate Bond Index	-2.02%	4.44%	4.55%	4.76%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Strategic Allocation Conservative Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co. LLC, the former investment adviser, began serving as sub-adviser to the Portfolio. Effective April 7, 2008, the Portfolio was converted from a mutual fund, which invested directly in securities, to a fund-of-funds, which invests in other mutual funds.

ING STRATEGIC ALLOCATION GROWTH PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	10 Year	Since Inception of Class S August 5, 2005
Class I	22.40%	14.14%	5.75%	—
Class S	22.11%	13.83%	—	4.85%
Russell 3000® Index	33.55%	18.71%	7.88%	7.59%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Strategic Allocation Growth Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co. LLC, the former investment adviser, began serving as sub-adviser to the Portfolio. Effective April 7, 2008, the Portfolio was converted from a mutual fund, which invested directly in securities, to a fund-of-funds, which invests in other mutual funds.

PORTFOLIO MANAGERS’ REPORT	ING STRATEGIC ALLOCATION MODERATE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	10 Year	Since Inception of Class S June 7, 2005
Class I	16.60%	12.44%	5.39%	—
Class S	16.24%	12.17%	—	4.77%
Russell 3000® Index	33.55%	18.71%	7.88%	7.84%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Strategic Allocation Moderate Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co. LLC, the former investment adviser, began serving as sub-adviser to the Portfolio. Effective April 7, 2008, the Portfolio was converted from a mutual fund, which invested directly in securities, to a fund-of-funds, which invests in other mutual funds.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013. The Portfolios’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2013**	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2013**
ING Strategic Allocation Conservative Portfolio
Class I	$1,000.00	$1,082.70	0.11%	$0.58	$1,000.00	$1,024.65	0.11%	$0.56
Class S	1,000.00	1,080.60	0.36	1.89	1,000.00	1,023.39	0.36	1.84
ING Strategic Allocation Growth Portfolio
Class I	$1,000.00	$1,141.60	0.11%	$0.59	$1,000.00	$1,024.65	0.11%	$0.56
Class S	1,000.00	1,140.70	0.36	1.94	1,000.00	1,023.39	0.36	1.84
ING Strategic Allocation Moderate Portfolio
Class I	$1,000.00	$1,112.00	0.12%	$0.64	$1,000.00	$1,024.60	0.12%	$0.61
Class S	1,000.00	1,109.70	0.37	1.97	1,000.00	1,023.34	0.37	1.89

*	Expense ratios do not include expenses of the underlying funds.

**	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors

ING Strategic Allocation Portfolios, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Strategic Allocation Conservative Portfolio, ING Strategic Allocation Growth Portfolio, and ING Strategic Allocation Moderate Portfolio, each a series of ING Strategic Allocation Portfolios, Inc., as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Strategic Allocation Conservative Portfolio, ING Strategic Allocation Growth Portfolio, and ING Strategic Allocation Moderate Portfolio as of December 31, 2013, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2014

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2013

	ING Strategic Allocation Conservative Portfolio	ING Strategic Allocation Growth Portfolio	ING Strategic Allocation Moderate Portfolio
ASSETS:
Investments in securities at fair value*	$6,331,158	$11,179,329	$10,887,138
Investments in affiliated underlying funds at fair value**	84,138,035	148,686,287	144,227,453

Total investments at fair value	$90,469,193	$159,865,616	$155,114,591

Cash	81,723	138,582	17,967
Receivables:
Investment in affiliated underlying funds sold	—	—	74,792
Fund shares sold	215,928	169,495	15,719
Dividends	18,807	31,805	32,546
Foreign tax reclaims	—	—	363
Prepaid expenses	334	589	581
Reimbursement due from manager	5,633	2,074	14,390

Total assets	90,791,618	160,208,161	155,270,949

LIABILITIES:
Payable for investments in affiliated underlying funds purchased	279,602	268,549	—
Payable for fund shares redeemed	18	1,961	90,512
Payable for investment management fees	8,840	15,627	15,276
Payable for administrative fees	4,165	7,363	7,154
Payable for distribution and shareholder service fees	639	185	367
Payable for directors fees	435	757	751
Other accrued expenses and liabilities	33,570	32,418	32,187

Total liabilities	327,269	326,860	146,247

NET ASSETS	$90,464,349	$159,881,301	$155,124,702

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$89,505,276	$160,989,717	$158,537,810
Undistributed net investment income	2,399,672	3,168,060	3,587,504
Accumulated net realized loss	(10,564,684)	(38,523,568)	(32,171,679)
Net unrealized appreciation	9,124,085	34,247,092	25,171,067

NET ASSETS	$90,464,349	$159,881,301	$155,124,702

* Cost of investments in securities	$6,083,097	$10,739,655	$10,460,027
** Cost of investments in affiliated underlying funds	$75,262,011	$114,878,869	$119,483,541

Class I
Net assets	$87,378,014	$159,018,115	$153,367,098
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	7,180,757	12,028,662	12,164,479
Net asset value and redemption price per share	$12.17	$13.22	$12.61
Class S
Net assets	$3,086,335	$863,186	$1,757,604
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	255,601	65,765	140,160
Net asset value and redemption price per share	$12.07	$13.13	$12.54

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2013

	ING Strategic Allocation Conservative Portfolio	ING Strategic Allocation Growth Portfolio	ING Strategic Allocation Moderate Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$2,225,371	$2,503,797	$3,011,296
Dividends	170,473	299,038	297,163

Total investment income	2,395,844	2,802,835	3,308,459

EXPENSES:
Investment management fees	85,490	149,130	147,948
Distribution and shareholder service fees:
Class S	6,299	1,909	3,742
Transfer agent fees	259	396	340
Administrative service fees	47,831	83,326	82,648
Shareholder reporting expense	10,080	26,902	25,442
Professional fees	33,435	40,447	42,053
Custody and accounting expense	4,884	10,599	8,784
Directors fees	2,609	4,545	4,508
Miscellaneous expense	2,486	8,835	6,064

Total expenses	193,373	326,089	321,529
Net waived and reimbursed fees	(91,051)	(156,925)	(136,867)

Net expenses	102,322	169,164	184,662

Net investment income	2,293,522	2,633,671	3,123,797

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	58,515	123,588	124,040
Capital gain distributions from affiliated underlying funds	425,676	2,148,593	1,776,367
Foreign currency related transactions	—	32	15
Sale of affiliated underlying funds	4,355,879	11,671,507	10,515,650

Net realized gain	4,840,070	13,943,720	12,416,072

Net change in unrealized appreciation (depreciation) on:
Investments	204,992	365,517	352,754
Affiliated underlying funds	2,510,187	13,604,572	7,115,386
Foreign currency related transactions	—	(54)	(11)

Net change in unrealized appreciation (depreciation)	2,715,179	13,970,035	7,468,129

Net realized and unrealized gain	7,555,249	27,913,755	19,884,201

Increase in net assets resulting from operations	$9,848,771	$30,547,426	$23,007,998

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Strategic Allocation Conservative Portfolio		ING Strategic Allocation Growth Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$2,293,522	$2,219,923	$2,633,671	$2,547,976
Net realized gain	4,840,070	6,510,356	13,943,720	10,151,450
Net change in unrealized appreciation	2,715,179	997,407	13,970,035	7,214,614

Increase in net assets resulting from operations	9,848,771	9,727,686	30,547,426	19,914,040

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(2,185,674)	(2,230,977)	(2,554,231)	(2,207,961)
Class S	(39,815)	(37,094)	(11,780)	(6,963)

Total distributions	(2,225,489)	(2,268,071)	(2,566,011)	(2,214,924)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	12,170,049	8,291,546	7,154,907	4,520,129
Reinvestment of distributions	2,225,489	2,268,071	2,566,011	2,214,924

	14,395,538	10,559,617	9,720,918	6,735,053
Cost of shares redeemed	(14,578,287)	(17,198,331)	(20,361,380)	(21,156,507)

Net decrease in net assets resulting from capital share transactions	(182,749)	(6,638,714)	(10,640,462)	(14,421,454)

Net increase in net assets	7,440,533	820,901	17,340,953	3,277,662

NET ASSETS:
Beginning of year or period	83,023,816	82,202,915	142,540,348	139,262,686

End of year or period	$90,464,349	$83,023,816	$159,881,301	$142,540,348

Undistributed net investment income at end of year or period	$2,399,672	$2,212,734	$3,168,060	$2,543,949

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Strategic Allocation Moderate Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$3,123,797	$3,144,296
Net realized gain	12,416,072	8,123,499
Net change in unrealized appreciation	7,468,129	6,992,115

Increase in net assets resulting from operations	23,007,998	18,259,910

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(3,131,374)	(3,020,695)
Class S	(26,752)	(19,810)

Total distributions	(3,158,126)	(3,040,505)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	7,904,099	5,332,861
Reinvestment of distributions	3,158,126	3,040,505

	11,062,225	8,373,366
Cost of shares redeemed	(19,210,446)	(20,357,242)

Net decrease in net assets resulting from capital share transactions	(8,148,221)	(11,983,876)

Net increase in net assets	11,701,651	3,235,529

NET ASSETS:
Beginning of year or period	143,423,051	140,187,522

End of year or period	$155,124,702	$143,423,051

Undistributed net investment income at end of year or period	$3,587,504	$3,136,936

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/ or recoupments if any(2)(3)(4)	Expense net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Strategic Allocation Conservative Portfolio
Class I
12-31-13	11.14	0.31	•	1.02	1.33	0.30	—	—	0.30	—	12.17	12.11	0.22	0.11	0.11	2.64	87,378	55
12-31-12	10.19	0.28	•	0.96	1.24	0.29	—	—	0.29	—	11.14	12.31	0.22	0.09	0.09	2.64	81,360	107
12-31-11	10.41	0.27	•	(0.07)	0.20	0.42	—	—	0.42	—	10.19	1.79	0.22	0.06	0.06	2.63	80,825	59
12-31-10	9.80	0.36	•	0.70	1.06	0.45	—	—	0.45	—	10.41	11.07	0.20	0.09	0.09	3.66	90,086	88
12-31-09	9.13	0.45	•	1.03	1.48	0.81	—	—	0.81	—	9.80	18.00	0.20	0.10	0.10	5.04	93,792	56
Class S
12-31-13	11.06	0.29	•	0.99	1.28	0.27	—	—	0.27	—	12.07	11.76	0.47	0.36	0.36	2.53	3,086	55
12-31-12	10.12	0.24		0.96	1.20	0.26	—	—	0.26	—	11.06	12.02	0.47	0.34	0.34	2.51	1,664	107
12-31-11	10.34	0.24	•	(0.07)	0.17	0.39	—	—	0.39	—	10.12	1.53	0.47	0.31	0.31	2.29	1,378	59
12-31-10	9.73	0.34		0.70	1.04	0.43	—	—	0.43	—	10.34	10.91	0.45	0.34	0.34	3.53	1,752	88
12-31-09	9.06	0.43	•	1.02	1.45	0.78	—	—	0.78	—	9.73	17.79	0.45	0.35	0.35	4.89	1,631	56

ING Strategic Allocation Growth Portfolio
Class I
12-31-13	10.99	0.21	•	2.22	2.43	0.20	—	—	0.20	—	13.22	22.40	0.21	0.11	0.11	1.74	159,018	53
12-31-12	9.70	0.18	•	1.27	1.45	0.16	—	—	0.16	—	10.99	14.99	0.20	0.06	0.06	1.77	141,892	74
12-31-11	10.24	0.14	•	(0.41)	(0.27)	0.27	—	—	0.27	—	9.70	(2.92)	0.20	0.05	0.05	1.42	138,642	53
12-31-10	9.39	0.23	•	0.97	1.20	0.35	—	—	0.35	—	10.24	13.06	0.19	0.09	0.09	2.47	171,094	36
12-31-09	9.04	0.37		1.48	1.85	0.97	0.53	—	1.50	—	9.39	25.37	0.20	0.13	0.13	4.12	168,071	75
Class S
12-31-13	10.92	0.18	•	2.21	2.39	0.18	—	—	0.18	—	13.13	22.11	0.46	0.36	0.36	1.54	863	53
12-31-12	9.62	0.16	•	1.25	1.41	0.11	—	—	0.11	—	10.92	14.71	0.45	0.31	0.31	1.51	648	74
12-31-11	10.16	0.12	•	(0.42)	(0.30)	0.24	—	—	0.24	—	9.62	(3.16)	0.45	0.30	0.30	1.14	620	53
12-31-10	9.32	0.21	•	0.96	1.17	0.33	—	—	0.33	—	10.16	12.81	0.44	0.34	0.34	2.22	1,753	36
12-31-09	8.99	0.32	•	1.49	1.81	0.95	0.53	—	1.48	—	9.32	24.90	0.45	0.38	0.38	3.88	1,715	75

ING Strategic Allocation Moderate Portfolio
Class I
12-31-13	11.05	0.24	•	1.57	1.81	0.25	—	—	0.25	—	12.61	16.60	0.21	0.12	0.12	2.08	153,367	54
12-31-12	9.93	0.23	•	1.11	1.34	0.22	—	—	0.22	—	11.05	13.60	0.20	0.09	0.09	2.18	142,200	84
12-31-11	10.31	0.20	•	(0.24)	(0.04)	0.34	—	—	0.34	—	9.93	(0.57)	0.21	0.07	0.07	1.97	139,057	57
12-31-10	9.58	0.30	•	0.83	1.13	0.40	—	—	0.40	—	10.31	12.03	0.19	0.10	0.10	3.15	164,412	60
12-31-09	9.10	0.39	•	1.30	1.69	0.91	0.30	—	1.21	—	9.58	21.84	0.21	0.13	0.13	4.47	166,449	62

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS  (CONTINUED)

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/ or recoupments if any(2)(3)(4)	Expense net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Strategic Allocation Moderate Portfolio (continued)
Class S
12-31-13	11.00	0.22	•	1.55	1.77	0.23	—	—	0.23	—	12.54	16.24	0.46	0.37	0.37	1.84	1,758	54
12-31-12	9.86	0.21	•	1.11	1.32	0.18	—	—	0.18	—	11.00	13.45	0.45	0.34	0.34	1.96	1,223	84
12-31-11	10.25	0.15	•	(0.22)	(0.07)	0.32	—	—	0.32	—	9.86	(0.91)	0.46	0.32	0.32	1.44	1,131	57
12-31-10	9.53	0.27		0.83	1.10	0.38	—	—	0.38	—	10.25	11.77	0.44	0.35	0.35	2.92	2,874	60
12-31-09	9.05	0.38		1.28	1.66	0.88	0.30	—	1.18	—	9.53	21.60	0.46	0.38	0.38	4.34	2,703	62

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Expense ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
•	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013

NOTE 1 — ORGANIZATION

ING Strategic Allocation Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of Maryland on October 14, 1994. There are three separate investment series (each a “Portfolio,” collectively the “Portfolios”) that comprise the Company: ING Strategic Allocation Conservative Portfolio (“Strategic Allocation Conservative”), ING Strategic Allocation Growth Portfolio (“Strategic Allocation Growth”), and ING Strategic Allocation Moderate Portfolio (“Strategic Allocation Moderate”), each a diversified series of the Company. Each Portfolio currently seeks to achieve its investment objective by investing in other investment companies (“Underlying Funds”) and each uses asset allocation strategies to determine how to invest in the Underlying Funds. The investment objective of the Portfolios is described in the Portfolios’ Prospectus.

Each Portfolio offers Class I and Class S shares. Each class has equal rights as to class and voting privileges. The two classes differ principally in the applicable distribution and service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Portfolio and earn income and realized gains/losses from a Portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

ING Investments, LLC serves as the investment adviser (“ING Investments” or the “Investment Adviser”) to the Portfolios. ING Investment Management Co. LLC serves as the sub-adviser (“ING IM” or the “Sub-Adviser”) to the Portfolios. ING Funds Services, LLC serves as the administrator (“IFS” or the “Administrator”) for the Portfolios. ING Investments Distributor, LLC (“IID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A. Security Valuation. All investments in Underlying Funds are recorded at their estimated fair value, as described below. U.S. GAAP defines fair value as the price the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation of the Portfolios’ investments in Underlying Funds is based on the net asset value (“NAV”) of the Underlying Funds each business day.

Each investment asset or liability of a Portfolio is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the Sub-Adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. The Portfolios classify each of their investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds. A table summarizing each Portfolio’s investments under these levels of classification is included following the Portfolio of Investments.

The Portfolios’ Board of Directors (“Board”) has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the fund’s Administrator. The Pricing Committee considers all facts they deem relevant that are reasonably available, through either public information or information available to the Investment Adviser or Sub-Adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Portfolio uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities nor can it be assured a Portfolio can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.

For the year ended December 31, 2013, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Security transactions are accounted for on trade date. Dividend income received from the affiliated funds is recognized on the ex-dividend date and is recorded as income distributions in the Statement of Operations. Capital gain distributions received from the affiliated funds are recognized on ex-dividend date and are recorded on the Statement of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification.

C. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income and capital gains, if any, are declared and paid annually by the Portfolios. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

D. Federal Income Taxes. It is the policy of each Portfolio to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to their shareholders. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

E. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENTS IN UNDERLYING FUNDS

For the year ended December 31, 2013, the cost of purchases and the proceeds from the sales of the Underlying Funds, were as follows:

	Purchases	Sales
Strategic Allocation Conservative	$47,436,953	$47,518,510
Strategic Allocation Growth	80,523,066	91,090,811
Strategic Allocation Moderate	80,535,975	88,726,401

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Portfolios entered into an investment management agreement (“Investment Management Agreement”) with the Investment Adviser. The Investment Management Agreement compensates the Investment Adviser with a fee of 0.08% of each Portfolio’s average daily net assets invested in affiliated Underlying Funds and a fee of 0.60% of each Portfolio’s average daily net assets invested in unaffiliated Underlying Funds and/or direct investments.

The Investment Adviser entered into a sub-advisory agreement with ING IM with respect to each Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.

Pursuant to the Administration Agreement, IFS acts as administrator and provides certain administrative and shareholder services necessary for Portfolio operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Portfolio a fee at an annual rate of 0.055% on the first $5 billion of average daily net assets and 0.030% thereafter.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Class S shares of the Portfolios have a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), whereby the Distributor is compensated by each Portfolio for expenses incurred in the distribution of each Portfolio’s Class S shares. Pursuant to the 12b-1 Plan, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Portfolio’s S shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plan, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At Dec 31, 2013, the following indirect, wholly-owned subsidiaries of ING U.S., Inc. owned more than 5% of the following Portfolios:

Subsidiary	Portfolios	Percentage
ING Life Insurance and Annuity Company	Strategic Allocation Conservative	88.82%
	Strategic Allocation Growth	91.60
	Strategic Allocation Moderate	87.82
ReliaStar Life Insurance Company	Strategic Allocation Conservative	6.87
	Strategic Allocation Growth	5.79
	Strategic Allocation Moderate	9.33

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they are deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

The Company has adopted a Deferred Compensation Plan (“Policy”), which allows eligible non-affiliated directors as described in the Policy to defer the receipt of all or a portion of the directors’ fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by ING Investments until distribution in accordance with the Policy.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At December 31, 2013, the following Portfolio had the below payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Portfolio	Accrued Expenses	Amount
Strategic Allocation Moderate	Audit	10,436
	Shareholder Reporting	12,196

NOTE 8 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser entered into written expense limitation agreement (“Expense Limitation Agreement”) with each Portfolio whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses to the levels listed below:

Portfolio(1)	Class I	Class S
Strategic Allocation Conservative	0.65%	0.90%
Strategic Allocation Growth(2)	0.75%	1.00%
Strategic Allocation Moderate	0.70%	0.95%

(1)	These operating expense limits take into account operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Portfolio will vary based on each Portfolio’s allocation of assets to, and the net expenses of, a particular Underlying Fund.
(2)	The Investment Adviser has further agreed to limit expenses of the Portfolio to 0.71% and 0.96% for Classes I and S, respectively. The side letter agreement will continue through May 1, 2014 unless: (i) the Board approves a modification or termination of the side letter; or (ii) the Investment Management Agreement or the Expense Limitation Agreement has been terminated.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS (continued)

The Investment Adviser may at a later date recoup from a Portfolio for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Outstanding reimbursement balances due to the Portfolios, if any, under their respective expense limitation agreements are reflected in Reimbursement due from manager on the accompanying Statements of Assets and Liabilities.

As of December 31, 2013, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	December 31,
Portfolio	2014	2015	2016	Total
Strategic Allocation Conservative	$134,821	$108,785	$91,051	$334,657
Strategic Allocation Growth	232,497	204,516	156,925	593,938
Strategic Allocation Moderate	209,970	164,428	136,867	511,265

The Expense Limitation Agreements are contractual through May 1, 2014 and shall renew automatically for one-year terms unless: (i) the Investment Adviser provides 90 days written notice of its termination; and (ii) such termination is approved by the Board; or (iii) the Investment Management Agreement has been terminated.

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Strategic Allocation Conservative
Class I
12/31/2013	683,287	—	190,390	(996,179)	(122,502)	7,968,835	—	2,185,674	(11,561,920)	(1,407,411)
12/31/2012	758,752	—	210,271	(1,595,863)	(626,840)	8,097,511	—	2,230,977	(17,121,325)	(6,792,837)
Class S
12/31/2013	368,664	—	3,490	(267,026)	105,128	4,201,214	—	39,815	(3,016,367)	1,224,662
12/31/2012	18,011	—	3,516	(7,198)	14,329	194,035	—	37,094	(77,006)	154,123
Strategic Allocation Growth
Class I
12/31/2013	571,982	—	219,059	(1,669,625)	(878,584)	6,948,002	—	2,554,232	(20,218,701)	(10,716,467)
12/31/2012	430,704	—	209,087	(2,019,433)	(1,379,642)	4,499,799	—	2,207,961	(21,077,315)	(14,369,555)
Class S
12/31/2013	17,092	—	1,016	(11,703)	6,405	206,905	—	11,779	(142,679)	76,005
12/31/2012	1,946	—	663	(7,715)	(5,106)	20,330	—	6,963	(79,192)	(51,899)
Strategic Allocation Moderate
Class I
12/31/2013	626,647	—	272,293	(1,603,639)	(704,699)	7,400,066	—	3,131,374	(19,015,779)	(8,484,339)
12/31/2012	502,801	—	286,051	(1,929,744)	(1,140,892)	5,281,178	—	3,020,695	(20,250,866)	(11,948,993)
Class S
12/31/2013	43,305	—	2,334	(16,698)	28,941	504,033	—	26,752	(194,667)	336,118
12/31/2012	4,857	—	1,882	(10,156)	(3,417)	51,683	—	19,810	(106,376)	(34,883)

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 10 — LINE OF CREDIT

The Portfolios, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $200,000,000. Prior to May 24, 2013, the funds to which the Credit Agreement was available were each a party to an unsecured committed revolving line of credit for an aggregate amount of $100,000,000. The proceeds may be used to: (1) temporarily finance the purchase or sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The Portfolios did not utilize the line of credit during the year ended December 31, 2013.

NOTE 11 — CONCENTRATION OF INVESTMENT RISK

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Portfolios and their corresponding risks, see the Portfolios’ most recent Prospectus and/or the Statement of Additional Information.

The Portfolios are also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Asset Allocation. Assets will be allocated among Underlying Funds and markets based on judgments by the Investment Adviser or Sub-Adviser. There is a risk that the Portfolios may allocate assets to an Underlying Fund or market that under performs other funds or asset classes.

Foreign Investments and/or Developing and Emerging Markets. There are certain risks in owning foreign (non-U.S.) securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or

other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2013:

	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Strategic Allocation Conservative	$118,905	$(118,905)
Strategic Allocation Growth	556,451	(556,451)
Strategic Allocation Moderate	484,897	(484,897)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2013	Year Ended December 31, 2012
	Ordinary Income	Ordinary Income
Strategic Allocation Conservative	$2,225,489	$2,268,071
Strategic Allocation Growth	2,566,011	2,214,924
Strategic Allocation Moderate	3,158,126	3,040,505

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2013 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Portfolios’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
Strategic Allocation Conservative	$2,412,591	$7,959,127	$(8,429,243)	2017
			(970,483)	2018

			$(9,399,726)

Strategic Allocation Growth	3,189,631	28,659,213	(19,714,116)	2017
			(13,221,573)	2018

			$(32,935,689)

Strategic Allocation Moderate	3,608,724	22,994,877	(23,340,846)	2017
			(6,654,643)	2018

			$(29,995,489)

The Portfolios’ major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2009.

As of December 31, 2013, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 13 — RESTRUCTURING PLAN

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the

Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, ING U.S. conducted an initial public offering of ING U.S. common stock (the “IPO”). On September 13, 2013, ING U.S. filed a new Registration Statement on Form S-1 with the SEC in connection with another potential public offering of ING U.S. common stock held by ING Groep. ING U.S. did not issue or sell common stock in the offering. On October 23, 2013, ING U.S. announced the pricing of 33 million shares of its common stock being offered by ING Groep in this offering. Closing of the offering occurred on October 29, 2013. ING Groep also granted the underwriters in the offering an option exercisable within 30 days, to acquire up to approximately an additional 5 million shares from ING Groep. This option was exercised in full. ING U.S. did not receive any proceeds from the offering.

ING Groep continues to own a majority of the common stock of ING U.S. ING Groep has stated that it intends to sell its remaining controlling ownership interest in ING U.S. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in ING U.S. may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Adviser and sub-adviser provide services to the Portfolios. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Portfolios, as applicable, in connection with the IPO. Shareholders of each Portfolio approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 13 — RESTRUCTURING PLAN (continued)

Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Portfolios, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of ING U.S., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other

U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Portfolios and their operations.

NOTE 14 — SUBSEQUENT EVENTS

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

ING STRATEGIC ALLOCATION CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 7.0%
43,884	iShares MSCI EMU Index Fund	$1,815,920	2.0
38,839	iShares iBoxx $ High Yield Corporate Bond Fund	3,607,366	4.0
15,440	Vanguard FTSE Europe ETF	907,872	1.0
	Total Exchange-Traded Funds (Cost $6,083,097)	6,331,158	7.0

MUTUAL FUNDS: 93.0%
	Affiliated Investment Companies: 93.0%
248,549	ING Clarion Global Real Estate Portfolio - Class I	2,724,097	3.0
1,084,797	ING High Yield Bond Fund - Class I	9,047,207	10.0
3,424,076	ING Intermediate Bond Fund - Class R6	33,384,739	36.9
721,379	ING International Index Portfolio - Class I	7,242,646	8.0
497,961	ING Large Cap Growth Portfolio - Class I	9,511,055	10.5
728,611	ING Large Cap Value Portfolio - Class I	8,597,615	9.5
132,374	ING Mid Cap Value Fund - Class I	1,813,518	2.0
109,405	ING MidCap Opportunities Portfolio - Class I	1,813,943	2.0
113,082	ING RussellTM Mid Cap Index Portfolio - Class I	1,810,436	2.0
360,143	ING Short Term Bond Fund - Class R6	3,605,027	4.0
314,877	ING U.S. Stock Index Portfolio - Class I	4,587,752	5.1
	Total Mutual Funds (Cost $75,262,011)	84,138,035	93.0

	Total Investments in Securities (Cost $81,345,108)	$90,469,193	100.0
	Liabilities in Excess of Other Assets	(4,844)	—

	Net Assets	$90,464,349	100.0

Cost for federal income tax purposes is $82,510,066.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$10,209,265
Gross Unrealized Depreciation	(2,250,138)

Net Unrealized Appreciation	$7,959,127

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Exchange-Traded Funds	$6,331,158	$—	$—	$6,331,158
Mutual Funds	84,138,035	—	—	84,138,035

Total Investments, at fair value	$90,469,193	$—	$—	$90,469,193

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2013, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/12	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 12/31/13	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
ING Clarion Global Real Estate Portfolio - Class I	$2,575,264	$669,553	$(453,475)	$(67,245)	$2,724,097	$146,777	$20,185	$—
ING Emerging Markets Index Portfolio - Class I	—	1,760,902	(1,760,902)	—	—	—	(10,201)	—
ING Growth and Income Portfolio - Class I	7,435,715	5,011,586	(11,339,159)	(1,108,142)	—	2,389	3,028,609	—
ING High Yield Bond Fund - Class I	8,363,772	2,100,021	(1,598,681)	182,095	9,047,207	512,036	(13,074)	—
ING Intermediate Bond Fund - Class I	33,851,559	6,633,826	(40,486,928)	1,543	—	435,687	9,704	—
ING Intermediate Bond Fund - Class R6	—	39,513,915	(5,058,141)	(1,071,035)	33,384,739	640,050	(182,589)	—
ING International Index Portfolio - Class I	7,648,303	1,206,175	(2,589,883)	978,051	7,242,646	163,919	261,320	—
ING Large Cap Growth Portfolio - Class I	4,930,362	4,760,694	(1,916,284)	1,736,283	9,511,055	37,944	71,136	66,224
ING Large Cap Value Portfolio - Class I	8,283,802	3,228,413	(4,239,160)	1,324,560	8,597,615	154,019	465,112	—
ING MidCap Value Fund - Class I	2,497,012	522,513	(1,377,025)	171,018	1,813,518	9,547	118,281	295,004
ING MidCap Opportunities Portfolio - Class I	2,513,203	254,361	(906,511)	(47,110)	1,813,943	557	562,275	43,127
ING RussellTM Mid Cap Index Portfolio - Class I	—	1,894,490	(315,042)	230,988	1,810,436	—	13,837	918
ING Short Term Bond Fund - Class I	3,205,038	638,543	(3,843,581)	—	—	23,206	(939)	—
ING Short Term Bond Fund - Class R6	—	3,795,185	(194,296)	4,138	3,605,027	23,341	(363)	—
ING U.S. Bond Index Portfolio - Class I	—	1,787,816	(1,787,816)	—	—	4,362	2,221	—
ING U.S. Stock Index Portfolio - Class I	—	5,518,934	(1,106,225)	175,043	4,587,752	71,537	10,365	20,403

	$81,304,030	$79,296,927	$(78,973,109)	$2,510,187	$84,138,035	$2,225,371	$4,355,879	$425,676

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 7.0%
77,487	iShares MSCI EMU Index Fund	$3,206,412	2.0
68,579	iShares iBoxx $ High Yield Corporate Bond Fund	6,369,617	4.0
27,267	Vanguard FTSE Europe ETF	1,603,300	1.0
	Total Exchange-Traded Funds (Cost $10,739,655)	11,179,329	7.0

MUTUAL FUNDS: 93.0%
	Affiliated Investment Companies: 93.0%
292,405	ING Clarion Global Real Estate Portfolio - Class I	3,204,754	2.0
571,770	ING Emerging Markets Index Portfolio - Class I	6,392,385	4.0
1,148,178	ING High Yield Bond Fund - Class I	9,575,808	6.0
816,619	ING Intermediate Bond Fund - Class R6	7,962,035	5.0
2,705,513	ING International Index Portfolio - Class I	27,163,355	17.0
1,464,783	ING Large Cap Growth Portfolio - Class I	27,977,348	17.5
2,233,484	ING Large Cap Value Portfolio - Class I	26,355,113	16.5
408,853	ING Mid Cap Value Fund - Class I	5,601,282	3.5
337,894	ING MidCap Opportunities Portfolio - Class I	5,602,282	3.5
898,104	ING RussellTM Mid Cap Index Portfolio - Class I	14,378,650	9.0
258,944	ING Small Company Portfolio - Class I	6,377,788	4.0
555,627	ING U.S. Stock Index Portfolio - Class I	8,095,487	5.0
	Total Mutual Funds (Cost $114,878,869)	148,686,287	93.0

	Total Investments in Securities (Cost $125,618,524)	$159,865,616	100.0
	Assets in Excess of Other Liabilities	15,685	—

	Net Assets	$159,881,301	100.0

Cost for federal income tax purposes is $131,206,403.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$34,514,674
Gross Unrealized Depreciation	(5,855,461)

Net Unrealized Appreciation	$28,659,213

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Exchange-Traded Funds	$11,179,329	$—	$—	$11,179,329
Mutual Funds	148,686,287	—	—	148,686,287

Total Investments, at fair value	$159,865,616	$—	$—	$159,865,616

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2013, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/12	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 12/31/13	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
ING Clarion Global Real Estate Portfolio - Class I	$2,925,718	$735,145	$(384,067)	$(72,042)	$3,204,754	$167,040	$21,924	$—
ING Emerging Markets Index Portfolio - Class I	8,843,879	5,082,017	(7,083,503)	(450,008)	6,392,385	10,998	(146,693)	39,223
ING Growth and Income Portfolio - Class I	15,475,475	8,323,587	(19,226,342)	(4,572,720)	—	6,522	8,711,083	—
ING High Yield Bond Fund - Class I	8,556,842	2,548,580	(1,717,733)	188,119	9,575,808	530,388	(5,493)	—
ING Intermediate Bond Fund - Class I	12,639,741	6,119,994	(18,759,955)	220	—	145,491	23,906	—
ING Intermediate Bond Fund - Class R6	—	12,023,105	(3,816,777)	(244,293)	7,962,035	160,510	(137,034)	—
ING International Index Portfolio - Class I	26,081,145	3,258,110	(6,177,305)	4,001,405	27,163,355	596,214	506,888	—
ING Large Cap Growth Portfolio - Class I	15,399,338	11,219,835	(3,735,962)	5,094,137	27,977,348	105,313	146,644	183,801
ING Large Cap Value Portfolio - Class I	21,169,822	8,823,480	(8,004,599)	4,366,410	26,355,113	453,287	731,557	—
ING MidCap Value Fund - Class I	6,448,745	1,234,115	(2,608,611)	527,033	5,601,282	29,112	238,609	899,597
ING MidCap Opportunities Portfolio - Class I	6,296,523	349,775	(1,477,657)	433,641	5,602,282	1,686	1,024,168	128,051
ING RussellTM Mid Cap Index Portfolio - Class I	10,014,884	3,949,923	(2,549,421)	2,963,264	14,378,650	123,868	160,505	310,306
ING Small Company Portfolio - Class I	5,766,528	728,822	(1,180,128)	1,062,566	6,377,788	31,007	385,004	482,605
ING U.S. Bond Index Portfolio - Class I	—	3,149,376	(3,149,376)	—	—	7,714	4,012	—
ING U.S. Stock Index Portfolio - Class I	—	12,721,336	(4,932,689)	306,840	8,095,487	134,647	6,427	105,010

	$139,618,640	$80,267,200	$(84,804,125)	$13,604,572	$148,686,287	$2,503,797	$11,671,507	$2,148,593

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION MODERATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 7.0%
75,407	iShares MSCI EMU Index Fund	$3,120,342	2.0
66,808	iShares iBoxx $ High Yield Corporate Bond Fund	6,205,127	4.0
26,559	Vanguard FTSE Europe ETF	1,561,669	1.0
	Total Exchange-Traded Funds (Cost $10,460,027)	10,887,138	7.0

MUTUAL FUNDS: 93.0%
	Affiliated Investment Companies: 93.0%
283,914	ING Clarion Global Real Estate Portfolio - Class I	3,111,694	2.0
416,349	ING Emerging Markets Index Portfolio - Class I	4,654,777	3.0
1,113,052	ING High Yield Bond Fund - Class I	9,282,852	6.0
3,964,248	ING Intermediate Bond Fund - Class R6	38,651,421	24.9
1,698,475	ING International Index Portfolio - Class I	17,052,693	11.0
1,178,340	ING Large Cap Growth Portfolio - Class I	22,506,285	14.5
1,774,184	ING Large Cap Value Portfolio - Class I	20,935,366	13.5
396,950	ING Mid Cap Value Fund - Class I	5,438,209	3.5
328,066	ING MidCap Opportunities Portfolio - Class I	5,439,331	3.5
193,769	ING RussellTM Mid Cap Index Portfolio - Class I	3,102,236	2.0
251,401	ING Small Company Portfolio - Class I	6,191,995	4.0
539,505	ING U.S. Stock Index Portfolio - Class I	7,860,594	5.1
	Total Mutual Funds (Cost $119,483,541)	144,227,453	93.0

	Total Investments in Securities (Cost $129,943,568)	$155,114,591	100.0
	Assets in Excess of Other Liabilities	10,111	—

	Net Assets	$155,124,702	100.0

Cost for federal income tax purposes is $132,119,758.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$26,440,360
Gross Unrealized Depreciation	(3,445,527)

Net Unrealized Appreciation	$22,994,833

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Exchange-Traded Funds	$10,887,138	$—	$—	$10,887,138
Mutual Funds	144,227,453	—	—	144,227,453

Total Investments, at fair value	$155,114,591	$—	$—	$155,114,591

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION MODERATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2013, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/12	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 12/31/13	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
ING Clarion Global Real Estate Portfolio - Class I	$2,952,494	$644,157	$(406,937)	$(78,020)	$3,111,694	$166,689	$28,464	$—
ING Emerging Markets Index Portfolio - Class I	7,448,757	4,455,019	(6,889,922)	(359,077)	4,654,777	9,151	(141,808)	32,638
ING Growth and Income Portfolio - Class I	14,202,051	8,018,272	(18,824,165)	(3,396,158)	—	5,907	7,195,649	—
ING High Yield Bond Fund - Class I	8,630,982	2,091,673	(1,623,592)	183,789	9,282,852	526,835	(4,149)	—
ING Intermediate Bond Fund - Class I	41,167,936	9,268,712	(50,437,994)	1,346	—	525,583	20,198	—
ING Intermediate Bond Fund - Class R6	—	46,188,134	(6,290,966)	(1,245,747)	38,651,421	747,091	(215,312)	—
ING International Index Portfolio - Class I	17,545,961	1,917,715	(4,698,306)	2,287,323	17,052,693	385,279	635,625	—
ING Large Cap Growth Portfolio - Class I	12,011,031	9,944,824	(3,487,229)	4,037,659	22,506,285	84,884	159,642	148,148
ING Large Cap Value Portfolio - Class I	17,805,995	7,524,890	(7,600,101)	3,204,582	20,935,366	359,018	909,822	—
ING MidCap Value Fund - Class I	6,475,483	1,185,962	(2,737,694)	514,458	5,438,209	28,480	262,752	880,071
ING MidCap Opportunities Portfolio - Class I	6,448,510	356,789	(1,660,461)	294,493	5,439,331	1,655	1,166,017	127,190
ING RussellTM Mid Cap Index Portfolio - Class I	—	3,118,380	(411,622)	395,478	3,102,236	—	24,502	1,604
ING Small Company Portfolio - Class I	5,819,390	759,687	(1,362,377)	975,295	6,191,995	30,963	464,763	481,917
ING U.S. Bond Index Portfolio - Class I	—	3,108,075	(3,108,075)	—	—	7,648	4,000	—
ING U.S. Stock Index Portfolio - Class I	—	12,539,031	(4,978,402)	299,965	7,860,594	132,113	5,485	104,799

	$140,508,590	$111,121,320	$(114,517,843)	$7,115,386	$144,227,453	$3,011,296	$10,515,650	$1,776,367

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2013 were as follows:

Portfolio Name	Type	Per Share Amount

ING Strategic Allocation Conservative Portfolio
Class I	NII	$0.3007
Class S	NII	$0.2745

ING Strategic Allocation Growth Portfolio
Class I	NII	$0.2046
Class S	NII	$0.1802

ING Strategic Allocation Moderate Portfolio
Class I	NII	$0.2499
Class S	NII	$0.2252

NII - Net investment income

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of the ING Strategic Allocation Portfolios, Inc. Registrant was held April 22, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposals:

1	To approve a new investment advisory agreement for each Portfolio with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

2	To approve a new investment sub-advisory agreement for each Portfolio between ING Investments and ING IM prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

4	To approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

5	To elect 13 nominees to the Board.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Strategic Allocation Conservative Portfolio	1	*	3,901,816.261	433,852.000	299,176.000	0.000	4,634,844.261
	2	*	3,731,695.402	460,064.859	443,084.000	0.000	4,634,844.261
	4	*	3,493,096.402	708,167.859	433,580.000	0.000	4,634,844.261

*	Proposals Passed

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Strategic Allocation Growth Portfolio	1	*	7,005,118.084	304,011.599	785,958.982	0.000	8,095,088.665
	2	*	6,941,096.041	352,840.642	801,151.982	0.000	8,095,088.665
	4	*	6,610,117.216	468,532.800	1,016,438.649	0.000	8,095,088.665

*	Proposals Passed

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Strategic Allocation Moderate Portfolio	1	*	7,581,887.542	147,208.000	328,408.432	0.000	8,057,503.974
	2	*	7,579,673.192	143,534.350	334,296.432	0.000	8,057,503.974
	4	*	7,294,380.192	440,415.350	322,708.432	0.000	8,057,503.974

*	Proposals Passed

ING Strategic Allocation Portfolios, Inc.

	Proposal		For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	5	*	19,812,694.610	974,742.291	0.000	0.000	20,787,436.901
John V. Boyer	5	*	19,885,365.610	902,071.291	0.000	0.000	20,787,436.901
Patricia W. Chadwick	5	*	19,877,591.610	909,845.291	0.000	0.000	20,787,436.901
Albert E. DePrince, Jr.	5	*	19,813,793.610	973,643.291	0.000	0.000	20,787,436.901
Peter S. Drotch	5	*	19,872,009.610	915,427.291	0.000	0.000	20,787,436.901
J. Michael Earley	5	*	19,820,468.610	966,968.291	0.000	0.000	20,787,436.901
Martin J. Gavin**	5	*	19,882,765.610	904,671.291	0.000	0.000	20,787,436.901
Russell H. Jones	5	*	19,885,365.610	902,071.291	0.000	0.000	20,787,436.901
Patrick W. Kenny	5	*	19,882,765.610	904,671.291	0.000	0.000	20,787,436.901
Shaun P. Mathews	5	*	19,878,690.610	908,746.291	0.000	0.000	20,787,436.901
Joseph E. Obermeyer	5	*	19,817,868.610	969,568.291	0.000	0.000	20,787,436.901
Sheryl K. Pressler	5	*	19,885,365.610	902,071.291	0.000	0.000	20,787,436.901
Roger B. Vincent	5	*	19,872,009.610	915,427.291	0.000	0.000	20,787,436.901

*	Proposal Passed

**	Effective close of business September 12, 2013, Mr. Gavin resigned as Director.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Company’s Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Director	May 2013 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present).	171	None.

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Chairperson/Director	May 2013 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present).	171	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Director	May 2013 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	171	Wisconsin Energy Corporation (June 2006 - Present) and The Royce Fund, (35 funds) (December 2009 - Present).

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director	June 1998 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991-Present).	171	None.

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director	May 2013 - Present	Retired.	171	First Marblehead Corporation (September 2003 - Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director	May 2013 - Present	Retired.	171	None.

Russell H. Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director	December 2007 - Present	Retired.	171	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Director	May 2013 - Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 - June 2009).	171	Assured Guaranty Ltd. (April 2004 - Present).

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Director	January 2003 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present).	171	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Director	May 2013 - Present	Consultant (May 2001 - Present).	171	None.

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director	May 2013 - Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 - August 2011).	171	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Director who is an “Interested Person”:

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Director	December 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).	171	ING Capital Corporation, LLC (December 2005 - Present) and ING Investments Distributor, LLC (December 2005 - Present; ING Funds Services, LLC, ING Investments LLC and ING Investment Management, LLC (March 2006 - Present); and ING Investment Trust Co. (April 2009 - Present).

(1)	Directors serve until their successors are duly elected and qualified. The tenure of each Director (“Independent Director”) is subject to the Board’s retirement policy, which states that each duly elected or appointed Independent Director who shall retire from and cease to be a member of the Board of Directors as of the close of business on December 31 of the calendar year in which the Independent Director attains the age of 73. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for purposes of appointing a successor to the Independent Director or otherwise comply with applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).
(2)	For the purpose of this table “ING Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Balanced Portfolio, Inc.; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Strategic Income Fund; ING Infrastructure, Industrials and Materials Fund; ING Intermediate Bond Portfolio; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Money Market Portfolio; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Series Fund, Inc.; ING Short Duration High Income Fund; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Insurance Trust; ING Variable Portfolios, Inc.; and ING Variable Products Trust. The number of funds in the ING Fund Complex is as of January 31, 2014.
(3)	“Interested person,” as defined in the 1940 Act, by virtue of this Director’s current affiliation with any of the Funds, ING or any of ING’s affiliates.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Executive Vice President	April 2002 - Present	Managing Director and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (April 2012 - Present). Formerly, Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011 - December 2013); Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007 - April 2012) and Chief Compliance Officer, ING Funds (March 2011 - February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 63	Executive Vice President Chief Investment Risk Officer	March 2002 - Present May 2013 - Present	Executive Vice President, ING Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003 - Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Chief Compliance Officer	February 2012 - Present	Senior Vice President, ING Investments, LLC (February 2012 - Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 - January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC (March 2005 - Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President	December 2003 - Present	Senior Vice President, ING Investments, LLC (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (January 2006 - Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	September 2012 - Present	Senior Vice President - Fund Compliance, ING Funds Services, LLC (June 2012 - Present). Chief Compliance Officer of Directed Services LLC, and ING Investments LLC (January 2014 - Present). Formerly, Vice President - Platform Product Management & Project Management, ING Investments, LLC (April 2007 - June 2012).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	September 2012 - Present	Vice President, ING Funds Services, LLC (March 2012 - Present). Formerly, Assistant Vice President - Director, ING Funds Services, LLC (March 2003 - March 2012).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	March 2002 - Present	Vice President, ING Funds Services, LLC (November 1995 - Present) and ING Investments, LLC (August 1997 - Present). Formerly, Treasurer, ING Funds (November 1999 - February 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC (September 2004 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	March 2003 - Present	Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996 - Present); Director of Compliance, ING Investments, LLC (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC ( April 2010 - Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995 - April 2010).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 37	Vice President	September 2012 - Present	Vice President, ING Funds Services, LLC (July 2007 - Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	March 2006 - Present	Vice President - Platform Product Management & Project Management, ING Investments, LLC (July 2012 - Present); Vice President, ING Investment Management - ING Funds (March 2010 - Present) and Vice President, ING Funds Services, LLC (March 2006 - Present). Formerly Managing Paralegal, Registration Statements (June 2003 - July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	June 2008 - Present	Vice President - Director of Tax, ING Funds Services, LLC (March 2013 - Present). Formerly, Assistant Vice President - Director of Tax, ING Funds Services, LLC (March 2008 - March 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Secretary	September 2003 - Present	Senior Vice President and Chief Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Assistant Secretary	September 2003 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Assistant Secretary	August 2010 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).

(1)	The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

ADDITIONAL INFORMATION (UNAUDITED)

In 2014, ING U.S., Inc. will change its name to Voya Financial, Inc. Effective May 1, 2014, ING Investments, LLC, the Investment Adviser to the Portfolios, will be renamed Voya Investments, LLC. ING Investment Management Co. LLC, Sub-Adviser to the Portfolios, will be renamed Voya Investment Management Co. LLC. ING Investments Distributor, LLC, the Distributor for the Portfolios, will be renamed Voya Investments Distributor, LLC. ING Funds Services, LLC, the Administrator for the Portfolios, will be renamed Voya Funds Services, LLC. The Portfolios as well as the Registrant that the Portfolios are organized under will also be renamed.

The new Registrant and Portfolio names will be as follows:

Current Registrant Name / Current Portfolio Name	New Registrant Name / New Portfolio Name, effective May 1, 2014
ING Strategic Allocation Portfolios, Inc.	Voya Strategic Allocation Portfolios, Inc.
ING Strategic Allocation Conservative Portfolio	Voya Strategic Allocation Conservative Portfolio
ING Strategic Allocation Growth Portfolio	Voya Strategic Allocation Growth Portfolio
ING Strategic Allocation Moderate Portfolio	Voya Strategic Allocation Moderate Portfolio

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachusetts 02109

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/ registered representative and read them carefully before investing.

VPAR-SAIS	(1213-021714)

Item 2.	Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that Joseph Obermeyer is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Obermeyer is “independent” for purposes of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $65,400 for year ended December 31, 2013 and $60,300 for year ended December 31, 2012.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $7,200 for year ended December 31, 2013 and $7,200 for year ended December 31, 2012.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $12,417 in the year ended December 31, 2013 and $11,400 in the year ended December 31, 2012. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $471 in the year ended December 31, 2013 and $0 in the year ended December 31, 2012.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

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The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

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VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds. In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide. Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

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Last Approved: November 21, 2013

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Appendix A

Pre-Approved Audit Services for the Pre-Approval Period October 1, 2013 through December 31, 2014

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	Ö	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	Ö	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	Ö	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	Ö	Not to exceed $13,750 per audit
Audit of summary portfolio of investments	Ö	Not to exceed $525 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

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Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period October 1, 2013 through December 31, 2014

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	Ö	Ö	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	Ö		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	Ö		Not to exceed $2,525 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	Ö		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	Ö	Ö	Not to exceed $5,000 per quarter
Training courses		Ö	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	Ö		Not to exceed $9,450 per quarter

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Appendix C

Pre-Approved Tax Services for the Pre-Approval Period October 1, 2013 through December 31, 2014

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	Ö		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	Ö		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s	Ö		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	Ö	Ö	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre- Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

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Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		Ö	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	Ö	Ö	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.

	Ö		Not to exceed $120,000 during the Pre-Approval Period

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Appendix D

Pre-Approved Other Services for the Pre-Approval Period October 1, 2013 through December 31, 2014

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		Ö	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.

	Ö	Ö	Not to exceed $5,300 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	Ö		Not to exceed $50,000 during the Pre-Approval Period

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Appendix E

Prohibited Non-Audit Services

Dated:            October 1, 2013 to December 31, 2014

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

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EXHIBIT A

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING BALANCED PORTFOLIO, INC.

ING EMERGING MARKETS LOCAL BOND FUND

ING EMERING MARKETS HIGH DIVIDEND EQUITY FUND

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING GLOBAL STRATEGIC INCOME FUND

ING INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

ING INTERMEDIATE BOND PORTFOLIO

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INVESTORS TRUST

ING MONEY MARKET PORTFOLIO

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUNDING INVESTORS TRUST

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING SERIES FUND, INC.

ING SHORT DURATION HIGH INCOME FUND

ING STRATEGIC ALLOCATIONS PORTFOLIOS, INC.

ING VARIABLE FUNDS

ING VARIABLE INSURANCE TRUST

ING VARIABLE PORTFOLIOS INC,

ING VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $1,135,567 for year ended December 31, 2013 and $2,085,015 for year ended December 31, 2012.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form, if applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees it identifies. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include sufficient background information concerning the candidate and should be received in a timely manner. At a minimum, the following information as to each individual proposed for nomination as director should be included: the individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in a solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the SEC.

In evaluating a candidate for the position of Independent Trustee, including any candidate recommended by shareholders of the Fund, the Nominating Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

Item 11.	Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

(3)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Strategic Allocation Portfolios, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	March 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	March 6, 2014

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date:	March 6, 2014